Filed Pursuant to Rule 497(e)

Securities Act File No. 333-196273

USCF ETF TRUST

USCF Gold Strategy Plus Income Fund (GLDX)

Supplement dated February 22, 2024

to the Prospectus and Statement of Additional Information dated October 30, 2023

Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

Effective upon the open of trading on March 4, 2024 (the “Effective Date”), the ticker symbol for the USCF Gold Strategy Plus Income Fund (the “Fund”) will change from “GLDX” to “USG.” Accordingly, as of the Effective Date, all references to the Fund’s ticker symbol in the Prospectus and SAI are deleted and replaced with “USG.”

Please retain this supplement for future reference.